UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: January 27, 2023
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CVCY	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02 (e) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) The service of Dawn P. Crusinberry as interim Chief Financial Officer of Central Valley Community Bancorp (“Company”), the parent company of Central Valley Community Bank (“Bank”), will terminate upon the commencement of Ms. Shannon R. Avrett’s service as the Company’s and the Bank’s new Chief Financial Officer, which is expected to commence as of February 14, 2023. Ms. Crusinberry will remain with the Company as an Executive Vice President and will remain as Principal Accounting Officer until the Company’s 2022 Form 10-K is filed.

(c) On January 27, 2023, Central Valley Community Bancorp (“Company”), the parent company of Central Valley Community Bank (“Bank”), agreed to appoint Shannon R. Avrett as Executive Vice President and Chief Financial Officer of the Company and the Bank, commencing February 14, 2023.

Ms. Avrett, age 40, joins the Company after spending the past five years serving roles of Executive Vice President, Chief Financial Officer; Vice President, Controller; and Vice President, Internal Controls and Financial Reporting Manager in California financial institutions with asset sizes ranging from $200 million to $18 billion. Ms. Avrett is a certified public accountant and was with Moss Adams LLP for 10 years. She graduated from Stanford University with a Bachelor of Arts, Economics degree.

Ms. Avrett will receive an annual base salary of $300,000; will be eligible to participate in executive management incentive plans, benefits, and perquisites. Ms. Avrett will also receive a $15,000 one-time signing bonus, will be eligible for restricted stock granted similar to that provided to other executive level grants after the annual shareholders meeting, and will qualify for consideration in a salary continuation and split dollar arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 27, 2023	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ Dawn. P. Crusinberry Dawn P. Crusinberry Executive Vice President and Chief Financial Officer (Principal Accounting Officer)